                                                                    EXHIBIT 4.1

                             TEMPORARY CERTIFICATE
    EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                               SHARES
     T

                                                       PAR VALUE $0.01
                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 257159 10 3

                         DOMINICK'S SUPERMARKETS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

--------------------------------------------------------------------------------
THIS CERTIFIES THAT



IS THE OWNER OF
--------------------------------------------------------------------------------

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

DOMINICK'S SUPERMARKETS, INC., transferable on the books of the Corporation by the holder in person or by attorney upon surrender of this Certificate properly endorsed.

        This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

        Dated:

                    C E R T I F I C A T E   O F   S T O C K

                                    [ SEAL ]



Countersigned and Registered:
FIRST CHICAGO TRUST COMPANY OF NEW YORK         -------------------------
           TRANSFER AGENT AND REGISTRAR,          Chairman of the Board


By
                                                -------------------------
           Authorized Signature            President and Chief Executive Officer

                         DOMINICK'S SUPERMARKETS, INC.

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT -       Custodian
                                                        ------         --------
TEN ENT - as tenants by the                             (Cust)          (Minor)
          entireties                               under Uniform Gifts to Minors

JT TEN  - as joint tenants with                    Act
          right of survivorship                       -------------------------
          and not as tenants in                                (State)
          common

    Additional abbreviations may also be used though not in the above list.

For value received                        hereby sell, assign and transfer unto
                  ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Shares
-------------------------------------------------------------------------
of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   --------------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
      -------------------------------------

AFFIX MEDALLION SIGNATURE                   X
GUARANTEE IMPRINT BELOW                      ----------------------------------
                                                           (SIGNATURE)

                                            X
                                             ----------------------------------
                                                           (SIGNATURE)

                                             ----------------------------------

                                             ABOVE SIGNATURE(S) TO THE
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THE CERTIFICATE IN EVERY
                                             PARTICULAR, WITHOUT ALTERATION OR
                                             ENLARGEMENT, OR ANY CHANGE
                                             WHATEVER.

                                             THE SIGNATURE(S) BE MUST GUARANTEED
                                             BY AN ELIGIBLE GUARANTOR
                                             INSTITUTION SUCH AS A SECURITIES
                                             BROKER/DEALER, COMMERCIAL BANK &
                                             TRUST COMPANY, SAVINGS AND LOAN
                                             ASSOCIATION OR A CREDIT UNION
                                             PARTICIPATING IN A MEDALLION
                                             PROGRAM APPROVED BY THE SECURITIES
                                             TRANSFER ASSOCIATION, INC.